Exhibit 10.2

GUARANTY

          GUARANTY (this “Guaranty”), dated as of March 20, 2009, by the undersigned (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”) executed in favor of (a) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders (as defined below), (b) BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually, an “Agent”, and collectively, the “Agents”)) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), and (c) the other Credit Parties to whom Obligations or Other Liabilities are owing. All references herein to the “Credit Parties” shall refer solely to the Agents and the other Credit Parties to whom Obligations or Other Liabilities are owing.

WITNESSETH

          WHEREAS, reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by, among others, (i) Foot Locker, Inc., a New York corporation (the “Borrower”), (ii) the Guarantors party thereto, (iii) the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), (iv) the Agents, and (v) Bank of America, N.A., as Swing Line Lender and L/C Issuer, pursuant to which the Lenders have agreed to make Loans to the Borrower, and the L/C Issuer has agreed to issue Letters of Credit for the account of the Borrower, upon the terms and subject to the conditions specified in the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          WHEREAS, each Guarantor acknowledges that it is an integral part of a consolidated enterprise and that it will receive direct and indirect benefits from the availability of the credit facility provided for in the Credit Agreement, from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the L/C Issuer.

          WHEREAS, the obligations of the Lenders to make Loans and of the L/C Issuer to issue Letters of Credit are each conditioned upon, among other things, the execution and delivery by the Guarantors of a guaranty in the form hereof. As consideration therefor, and in order to induce the Lenders to make Loans and the L/C Issuer to issue Letters of Credit, each Guarantor is willing to execute this Guaranty.

          Accordingly, the parties hereto agree as follows:

          SECTION 1. Guaranty. Each Guarantor irrevocably and unconditionally guaranties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) by the Borrower of all Obligations and Other Liabilities (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of the Bankruptcy Code. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

          SECTION 2. Guaranteed Obligations Not Affected. To the fullest extent permitted by applicable Law, each Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind. To the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, (c) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Collateral Agent or any other Credit Party, or (d) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

          SECTION 3. Security. Each Guarantor hereby acknowledges and agrees that the Collateral Agent, on behalf of itself and each of the other Credit Parties may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as provided in the Credit Agreement and the other Security Documents, and (c) release or substitute any one or more endorsees, the Borrower or other Loan Parties, in each case without affecting or impairing in any way the liability of any Guarantor hereunder.

          SECTION 4. Guaranty of Payment. Each Guarantor further agrees that this Guaranty constitutes a guaranty of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Collateral Agent or any other Credit Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Agent or any other Credit Party in favor of any Loan Party or any other Person or to any other Guarantor of all or part of the Guaranteed Obligations. Any payment required to be made by any Guarantor hereunder may be required by any Agent or any other Credit Party on any number of occasions and shall be payable to the Administrative Agent, for the benefit of the Agents and the other Credit Parties, in the manner provided in the Credit Agreement.

          SECTION 5. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations and as otherwise provided in SECTION 10 of this Guaranty), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this

Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations and as otherwise provided in SECTION 10 of this Guaranty).

          SECTION 6. Defenses of Loan Parties Waived. To the fullest extent permitted by applicable Law, each Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Each Guarantor hereby acknowledges that the Agents and the other Credit Parties may, in accordance with the Loan Documents, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of each such Guarantor hereunder except to the extent that the Guaranteed Obligations have been indefeasibly paid in full in cash and the Aggregate Commitments have been terminated. Pursuant to, and to the extent permitted by, applicable Law, each Guarantor waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement, indemnity, contribution or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security. Each Guarantor agrees that it shall not assert any claim in competition with any Agent or any other Credit Party in respect of any payment made hereunder in connection with any proceedings under any Debtor Relief Laws.

          SECTION 7. Agreement to Pay. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Credit Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agents or such other Credit Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations.

          SECTION 8. Limitation on Guaranty of Guaranteed Obligations. In any action or proceeding with respect to any Guarantor involving any state corporate law, the Bankruptcy Code of the United States or any other Debtor Relief Law, if the obligations of such Guarantor under SECTION 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said SECTION 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Credit Party, any Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

          SECTION 9. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Credit Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 10. Termination; Release.

          (a) This Guaranty (a) shall terminate when (i) the Aggregate Commitments shall have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Guaranteed Obligations (other than contingent indemnification obligations for which no claim has then been asserted) shall have been indefeasibly paid in full in cash, (iii) all Letters of Credit shall have (A) expired or terminated and have been reduced to zero, (B) been Cash Collateralized to the extent required by the Credit Agreement, or (C) been supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent, and (iv) all L/C Obligations shall have been paid in full, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Credit Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

          (b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction not prohibited by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary; provided that each Lender that is required to consent to such transaction pursuant to the Credit Agreement has consented to such transaction. The Collateral Agent will, at such Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor may reasonably request to release such Guarantor from its obligations under this Agreement and each other applicable Loan Document, in each case in accordance with the terms of the Loan Documents (including, without limitation, Section 9.10 of the Credit Agreement).

          SECTION 11. Binding Effect; Assignments. Whenever in this Guaranty, any Guarantor is referred to, such reference shall be deemed to include the successors and assigns of such Guarantor, and all covenants, promises and agreements by or on behalf of such Guarantor that are contained in this Guaranty shall bind and inure to the benefit of such Guarantor and its successors and assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Agents and the other Credit Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Credit Agreement. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, amended and restated, supplemented, modified, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

          SECTION 12. Waivers; Amendment.

          (a) The rights, remedies, powers, privileges, and discretions of the Agents hereunder and under applicable Law (herein, the “Agents’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No delay or omission by the Agents in exercising or enforcing any of the Agents’ Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agents of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agents’ Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agents and any Person, at any time, shall preclude the other or further exercise of the Agents’ Rights and Remedies. No waiver by the Agents of any of the Agents’ Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agents’ Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents’ Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations. No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into in accordance with Section 10.01 of the Credit Agreement.

          SECTION 13. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

          SECTION 14. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein or in the Credit Agreement) be in writing and given as provided in Section 10.02 of the Credit Agreement, provided that communications and notices to the Guarantors may be delivered to the Borrower on behalf of each of the Guarantors.

          SECTION 15. Survival of Agreement; Severability.

          (a) This Guaranty and all covenants, agreements, indemnities, representations and warranties made by the Guarantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Credit Agreement or any other Loan Document (a) shall be considered to have been relied upon by the Agents and the other Credit Parties, (b) shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents and the making of any Loans by the Lenders and the issuance of any Letters of Credit by the L/C Issuer, regardless of any investigation made by any Agent or any other Credit Party or on their behalf and notwithstanding that the Administrative Agent or such other Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, (c) shall continue in full force and effect until such time as this Guaranty has been terminated or, with respect to any Guarantor that has been released from its obligations hereunder in accordance with the terms of this Guaranty and the Credit Agreement, such time as such Guarantor has been so released, in each case in accordance with SECTION 10 hereof, and (d) shall be reinstated to the extent required by SECTION 10 hereof.

          (b) Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 16. Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or other electronic transmission (e.g., a “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Guaranty.

          SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 through 1.06 of the Credit Agreement shall be applicable to this Guaranty.

          SECTION 18. Jurisdiction; Waiver of Venue; Consent to Service of Process.

          (a) EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE GUARANTORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL

AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          (b) EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (C) EACH OF THE GUARANTORS IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          SECTION 19. Waiver of Jury Trial. EACH GUARANTOR AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO (OR ACCEPT) THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty as of the day and year first above written.

GUARANTORS:	FOOT LOCKER RETAIL, INC.
TEAM EDITION APPAREL, INC.
FOOT LOCKER STORES, INC.
FOOT LOCKER SPECIALTY, INC.
ROBBY’S SPORTING GOODS, INC.
FOOT LOCKER CORPORATE SERVICES, INC.
FOOT LOCKER HOLDINGS, INC.
FOOT LOCKER SOURCING, INC.
FOOT LOCKER OPERATIONS, LLC
FL RETAIL OPERATIONS LLC
FL SPECIALTY OPERATIONS LLC
FL EUROPE HOLDINGS, INC.
FL CANADA HOLDINGS, INC.
FOOT LOCKER ASIA, INC.
FL CORPORATE NY, LLC
FL RETAIL NY, LLC
FL SPECIALTY NY, LLC
FOOT LOCKER CARD SERVICES LLC
as to each of the foregoing

	By:	/s/ John A. Maurer

	Name:	John A. Maurer
	Title:	Vice President and Treasurer

Signature Page to Guaranty